SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      NOVEMBER 12, 2003 (NOVEMBER 11, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



 OKLAHOMA                              1-13726                  73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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     (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on November 11, 2003. The following was included in the Press Release:


            CHESAPEAKE ENERGY CORPORATION ANNOUNCES PRIVATE OFFERING
                   OF SENIOR NOTES AND POSSIBLE EXCHANGE OFFER

OKLAHOMA CITY, November 11, 2003 -- Chesapeake Energy Corporation (NYSE:CHK) announced today that it intends to commence a private placement offering to eligible purchasers of $200 million of a new issue of senior notes due 2016. The notes are expected to be eligible for resale under Rule 144A. The private offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States only to non-U.S. investors.

Chesapeake intends to use the net proceeds of the offering to fund its recently announced tender offer for all of its approximately $111 million outstanding 8.5% Senior Notes due 2012 and to repay debt under its bank credit facility incurred primarily to finance its recent acquisition of south Texas natural gas properties from Laredo Energy, L.P. and its partners.

In addition, Chesapeake announced that, subject to market and other conditions, it is considering offering to exchange, in a private placement, up to $500 million of its existing 8.125% Senior Notes due 2011 for additional senior notes issued in one or more series maturing after 2011, including from its existing series or the series of new notes described above. The exchange offer, if made, would be a private placement within the United States only to qualified institutional buyers and outside the United States only to non-United States persons.

The notes being offered have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the notes.


THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT REGION OF THE UNITED STATES.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHESAPEAKE ENERGY CORPORATION


                                            -----------------------------------
                                        BY: /S/ AUBREY K. MCCLENDON
                                                AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                               Chief Executive Officer

Dated:        November 12, 2003

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